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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   Form 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of
                                     1934


        Date of Report (Date of earliest event reported): July 17, 2001

                             BANK ONE CORPORATION
            (Exact name of registrant as specified in its charter)

          Delaware                        001-15323              31-0738296
(State or other jurisdiction      (Commission File Number)     (IRS Employer
       of incorporation)                                     Identification No.)

               1 Bank One Plaza, Chicago, IL                    60670
          (Address of principal executive offices)            (Zip Code)

       Registrant's telephone number, including area code: 312-732-4000


Item 5.  Other Events and Regulation FD Disclosure
------

     On July 17, 2001, the Registrant issued a press release announcing its 2001 second quarter earnings. A copy of the press release, including unaudited financial information released as a part thereof, is attached as Exhibit 99(a) to this Current Report on Form 8-K and incorporated by reference herein.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
------

(c)  Exhibits.

     Exhibit Number    Description of Exhibits
     --------------    -----------------------

     99(a) Registrant's July 17, 2001 Press Release announcing its 2001 second quarter earnings.
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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                     BANK ONE CORPORATION
                                         (Registrant)


Date: July 17, 2001                  By:  /s/ Charles W. Scharf
     ----------------------             ---------------------------------
                                     Title:   Chief Financial Officer

                                      -2-
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                                 EXHIBIT INDEX


Exhibit Number        Description of Exhibits
--------------        -----------------------

99(a) Registrant's July 17, 2001 Press Release announcing its 2001 second quarter earnings.

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